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                                                                   Exhibit 24.1

                                POWER OF ATTORNEY

                  Each of the undersigned officers and directors of The Geon Company, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-4 (or such other form or forms as may be applicable) under the Securities Act of 1933, as amended, with respect to the transactions contemplated by the Agreement and Plan of Consolidation, dated as of May 7, 2000, by and between the Company and M. A. Hanna Company, hereby constitutes and appoints Thomas A. Waltermire, W. David Wilson and Gregory L. Rutman, and each of them, severally, as his attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his name, place, and stead, to sign in any and all capacities and file (1) such registration statement, (2) any and all amendments, post-effective amendments, supplements, and exhibits thereto, and (3) any and all applications and other documents pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be done or performed in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying, confirming, and approving all acts of any such attorney or substitute.

                  This Power of Attorney has been signed in the respective capacities and on the respective dates indicated below.

/s/ Thomas A. Waltermire                /s/ W. David Wilson
----------------------------            -----------------------------
THOMAS A. WALTERMIRE,                   W. DAVID WILSON,
Chairman of the Board,                  Vice President and
President and Chief                     Chief Financial Officer
Executive Officer and
Director

May ___, 2000                           May ___, 2000


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/s/ GREGORY P. SMITH                              /s/ JAMES K. BAKER
-----------------------------                     ------------------------------
GREGORY P. SMITH,                                 JAMES K. BAKER,
Controller                                        Director

May ___, 2000                                     May ___, 2000


/s/ GALE DUFF-BLOOM                               /s/ J. DOUGLAS CAMPBELL
-----------------------------                     ------------------------------
GALE DUFF-BLOOM,                                  J. DOUGLAS CAMPBELL,
Director                                          Director

May ___, 2000                                     May ___, 2000



/s/ D. LARRY MOORE                                /s/ R. GEOFFREY P. STYLES
-----------------------------                     ------------------------------
D. LARRY MOORE,                                   R. GEOFFREY P. STYLES,
Director                                          Director

May ___, 2000                                     May ___, 2000


/s/ FARAH M. WALTERS
-----------------------------
FARAH M. WALTERS,
Director

May ___, 2000


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